UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 25, 2016

DARKSTAR VENTURES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333 - 176969

Nevada	26-0299456
(State of Incorporation)	(I.R.S. Employer Identification No.)

410 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code: 866-360-7565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2016, Darkstar Ventures, Inc. (the "Registrant"), appointed Mr. Moshe Metzger, age 24 and a resident of New York , as the Secretary of the Registrant. Mr. Metzger will be joining Mr. Avraham Bengio, the Registrant's CEO, CFO and sole director, as part of the Registrant's management team. Mr. Metzger received a degree in economics and political science from Hebrew University, Jerusalem in 2011. From 2012 to 2014, Mr. Metzger served with the IDF in military intelligence. From 2014 to the present, Mr. Metzger has been an entrepreneur and consultant engaged in advising businesses in the areas of infrastructure and organization.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARKSTAR VENTURES, INC.

(a Nevada corporation)

By:	/s/ Avraham Bengio
Name:	Avraham Bengio
Title:	Chief Executive Officer

April 26, 2016

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